UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2005

Rudolph Technologies, Inc.
(Exact name of registrant as specified in its charter)
DELAWARE	000-27965	22-3531208
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Rudolph Road, Flanders, NJ 07836
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (973) 691-1300

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement. Restricted Stock Awards

As previously reported, the board of directors (the "Board") of Rudolph Technologies, Inc. (the "Company") adopted, effective August 31, 1999, and the Company's stockholders approved, the Company's 1999 Stock Plan (the "1999 Plan"). The 1999 Plan was previously filed as Exhibit 10.4 to the Company's Registration Statement on Form S-1 filed on September 9, 1999. Pursuant to the 1999 Plan, from time to time, the Company may grant stock options and restricted stock awards to employees, consultants and directors of the Company. The terms of such awards are governed by the 1999 Plan and a standard form agreement for each type of award which is delivered to each grantee.

Pursuant to the 1999 Plan and a restricted stock agreement (the "Restricted Stock Agreement") which is delivered to each grantee, directors and employees of the Company receive shares of Company common stock, par value $0.001 per share (the "Restricted Shares"), subject to certain restrictions. Upon issuance, the Restricted Shares may not be transferred, alienated, pledged, encumbered or assigned (such transfer restrictions, the "Restrictions"). The Restricted Shares vest and the Restrictions cease to apply to 20% of the total number of shares subject to an award on each of the first five annual anniversary dates of the grant of the award. Notwithstanding the foregoing, all of the Restricted Shares vest and the Restrictions cease to apply in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, in connection with which the successor corporation does not assume the award or substitute an equivalent right for the award. Should the successor corporation assume the award or substitute an equivalent right, then no such acceleration shall apply.  If the grantee ceases to serve as an employee or director of the Company, as applicable, any Restricted Shares still subject to the Restrictions shall immediately be forfeited. The foregoing summary of the terms of restricted stock awards granted pursuant to the 1999 Plan is qualified in its entirety by the full text of Restricted Stock Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference

Item 9.01. Financial Statements and Exhibits.

            (c)  Exhibits

Exhibit No.	Description of Exhibit

10.13	Form of Restricted Stock Agreement pursuant to the Rudolph Technologies, Inc. 1999 Stock Plan.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.13	Form of Restricted Stock Agreement pursuant to the Rudolph Technologies, Inc. 1999 Stock Plan

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rudolph Technologies, Inc.

Date: June 21, 2005	By: /s/ Paul F. McLaughlin
Paul F. McLaughlin Chairman and Chief Executive Officer

EXHIBIT 10.13

Rudolph Technologies, Inc.

Restricted Stock Purchase Agreement

THIS AGREEMENT, dated ____________, 200__ (the "Award Date"), is made between Rudolph Technologies, Inc., a Delaware corporation hereinafter referred to as the "Company," and ______________ (the "Participant").

1.            Definitions.  All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Company's 1999 Stock Plan, as ammended from time to time (the "Plan").

2.             Award of Restricted Stock.

(a)           Award.  In consideration of the Participant's agreement to remain in the service or employ of the Company or one of its Subsidiaries, and for other good and valuable consideration which the Committee has determined exceeds the aggregate par value of the shares of the common stock of the Company (the "Common Stock") subject to the Award (as defined below), as of the Award Date, the Company issues to the Participant the Award described in this Agreement (the "Award").  The number of shares of Restricted Stock (the "Shares") subject to the Award (which shall be subject to adjustment in accordance with Section 13 of the Plan) is set forth on the signature page hereof.  The Participant is an Employee, Director or other Service Provider.

(b)           Purchase Price; Book Entry Form.  The purchase price of the Shares is zero dollars ($0.00) per share.  The Shares will be issued in uncertificated form.  The Shares will be recorded in the name of the Participant in the books and records of the Company's transfer agent with appropriate notations regarding the restrictions on transfer imposed pursuant to this Agreement.  Upon vesting and the satisfaction of all conditions set forth in Section 3(d), the Company shall cause certificates representing the Shares to be issued to the Participant.

(c)           Plan.  The Award granted hereunder is subject to the terms and provisions of the Plan, including without limitation, Article 13 thereof.  The Award shall constitute a Stock Purchase Right as described in Section 11 of the Plan.

3.              Restrictions.

(a)           Forfeiture.  Any Award which is not vested as of the date the Participant ceases to be an employee of the Company or one of its Subsidiaries or other Service Provider shall thereupon be forfeited immediately and without any further action by the Company.  For purposes of this Agreement, "Restrictions" shall mean the restrictions on sale or other transfer set forth in Section 5 and the exposure to forfeiture set forth in this Section 3(a).

(b)           Vesting and Lapse of Restrictions.  Subject to Sections 3(a) and 3(c), the Award shall vest and Restrictions shall lapse with respect to twenty percent (20%) of the Shares subject to the Award (rounded down to the next whole number of shares) on each of the first five (5) anniversaries of the Award Date, provided in each case that the Participant remains continuously as an employee or in the service of the Company or a Subsidiary or otherwise as a Service Provider from the Award Date through such date.

(c)           Accelerations of Vesting.   Notwithstanding Sections 3(a) and 3(b), pursuant to Section 13 of the Plan, the Award shall become fully vested and all Restrictions applicable to such Award shall lapse in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, in connection with which the successor corporation does not assume the Award or substitute an equivalent right for the Award.  Should the successor corporation assume the Award or substitute an equivalent right, then no such acceleration shall apply.

(d)            Tax Withholding; Conditions to Issuance of Certificates.  Notwithstanding any other provision of this Agreement (including without limitation Section 2(b)):

                            (i)                No new certificate shall be delivered to the Participant or his legal representative unless and until the Participant or his legal representative shall have paid to the Company the full amount of all federal and state withholding or other taxes applicable to the taxable income of Participant resulting from the grant of  Restricted Stock or the lapse or removal of the Restrictions.

                            (ii)                The Company shall not be required to issue or deliver any certificate or certificates for any Shares prior to the fulfillment of all of the following conditions:  (A) the admission of the Shares to listing on all stock exchanges on which such Common Stock is then listed, (B) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable and (D) the lapse of any such reasonable period of time following the date the Restriction lapse as the Committee may from time to time establish for reasons of administrative convenience.

4.            Section 83(b) Election.  Participant understands that Section 83(a) of the Code taxes as ordinary income the difference between the amount, if any, paid for the shares of Common Stock and the Fair Market Value of such shares at the time the Restrictions on such shares lapse.  Participant understands that, notwithstanding the preceding sentence, Participant may elect to be taxed at the time of the Award Date, rather than at the time the Restrictions lapse, by filing an election under Section 83(b) of the Code (an "83(b) Election") with the Internal Revenue Service within 30 days of the Award Date.  In the event Participant files an 83(b) Election, Participant will recognize ordinary income in an amount equal to the difference between the amount, if any, paid for the shares of Common Stock and the Fair Market Value of such shares as of the Award Date.  Participant further understands that an additional copy of such 83(b) Election form should be filed with his or her federal income tax return for the calendar year in which the date of the Agreement falls.  Participant acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to the award of Restricted Stock hereunder, and does not purport to be complete.  PARTICIPANT FURTHER ACKNOWLEDGES THAT THE COMPANY IS NOT RESPONSIBLE FOR FILING THE PARTICIPANT'S 83(b) ELECTION, AND THE COMPANY HAS DIRECTED PARTICIPANT TO SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE, THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH PARTICIPANT MAY RESIDE, AND THE TAX CONSEQUENCES OR PARTICIPANT'S DEATH.

5.           Restricted Stock Not Transferable.  No Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5 shall not prevent transfers by will or by applicable laws of descent and distribution.

6.        Rights as Stockholder.  Except as otherwise provided herein, upon the Award Date the Participant shall have all the rights of a stockholder with respect to the Shares, subject to the Restrictions herein, including the right to vote the Shares and the right to receive any cash or stock dividends paid to or made with respect to the Shares; provided, however, that at the discretion of the Company, and prior to the delivery of shares of Restricted Stock, the Participant may be required to execute a stockholders agreement in such form as shall be determined by the Company.

7.         Not a Contract of Employment.  Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an employee or other Service Provider of the Company or any of its Subsidiaries.

8.        Governing Law.  The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

9.        Conformity to Securities Laws.  The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3 under the Exchange Act.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Awards are granted, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

10.      Amendment, Suspension and Termination.  The Awards may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided, that, except as may otherwise be provided by the Plan, neither the amendment, suspension nor termination of this Agreement shall, without the consent of the Participant, alter or impair any rights or obligations under any Award.

11.      Notices.  Notices required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the Participant to his address shown in the Company records, and to the Company at its principal executive office.

*  *  * *  *

The Participant represents that he has read this Agreement and the Plan and is familiar with the terms and provisions of each.  The Participant acknowledges that the Award is issued pursuant to, and is subject to the terms and conditions of, the Plan, and the Participant will be bound by the terms of the Plan as if it were set forth verbatim in this Agreement.  The Participant agrees to comply with all rules the Company may establish with respect to the Plan.  The Participant agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee with respect to any questions arising under the Plan or this Agreement.  The Participant further acknowledges and agrees that this Agreement (and the Plan) constitutes the entire agreement between the parties with respect to the Award and that this Agreement (and the Plan) supersedes any and all prior agreements, whether written or oral, between the parties with respect to the Award.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first set forth above.

RUDOLPH TECHNOLOGIES, INC.                                                   PARTICIPANT

By: ___________________________                                          ________________________________
Name:
Title:
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                                                                                                                Aggregate number of shares of
                                                                                                                Restricted Stock subject to the
                                                                                                               Award: __________________